SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

ARTHROCARE CORPORATION

(Name of Registrant as Specified In Its Charter)

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ARTHROCARE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 28, 2003

TO THE STOCKHOLDERS:

Notice is hereby given that the 2003 Annual Meeting of Stockholders of ArthroCare Corporation, a Delaware corporation (the “Company”), will be held on Wednesday, May 28, 2003 at 1:30 p.m., local time, at the Company’s principal executive offices located at 680 Vaqueros Avenue, Sunnyvale, California 94085 for the following purposes:

(1)    To elect directors of the Company.

(2)    To approve the adoption of the 2003 Incentive Stock Plan and the reservation of 500,000 shares of Common Stock for issuance thereunder.

(3)    To approve an amendment to the Company’s 1995 Director Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares.

(4)    To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the 2003 fiscal year.

(5)    To transact such other business as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on April 21, 2003 are entitled to vote at the Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

By Order of The Board of Directors

Michael A. Baker

President and Chief Executive Officer

Sunnyvale, California

April 28, 2003

IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.

ARTHROCARE CORPORATION

PROXY STATEMENT

2003 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited on behalf of ArthroCare Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held Wednesday, May 28, 2003 at 1:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s principal executive offices located at 680 Vaqueros Avenue, Sunnyvale, California 94085. The Company’s telephone number at that location is (408) 736-0224.

This proxy statement is being mailed on or about May 2, 2003 to all stockholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND VOTING SECURITIES

Stockholders of record at the close of business on April 21, 2003 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. The Company has one series of common shares outstanding, designated Common Stock. At the Record Date, 23,209,316 shares of Common Stock, $0.001 par value (the “Common Stock”), were issued and outstanding and held of record by 237 stockholders.

VOTING, QUORUM, ABSTENTIONS, AND BROKER NON-VOTES

Each stockholder is entitled to one vote for each share of Common Stock held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors (Proposal No. 1). A plurality of the Votes Cast (see definition below) at the Annual Meeting is required for the election of directors (Proposal No. 1). For all other proposals, the affirmative vote of the majority of the Votes Cast at the Annual Meeting is required for approval.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or represented by proxy. Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” with regard to a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the holders of Common Stock, present in person or represented by proxy, at the Annual Meeting and “entitled to vote on the subject matter” (the “Votes Cast”) with respect to such matter. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. Therefore, in the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

Broker non-votes, however, shall be treated differently. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Consequently, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered Votes Cast and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Therefore, for purposes of the election of directors (Proposal No. 1), neither abstentions nor broker non-votes will have any effect on the outcome of the vote. For all other proposals, abstentions will have the same practical effect as votes against these proposals, and broker non-votes will not have any effect on the outcome of the vote.

PROXIES IN THE ACCOMPANYING FORM THAT ARE PROPERLY EXECUTED AND RETURNED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY. ANY PROPERLY EXECUTED PROXY ON WHICH THERE ARE NO INSTRUCTIONS INDICATED ABOUT A SPECIFIED PROPOSAL WILL BE VOTED AS FOLLOWS:

(I)	FOR THE ELECTION OF THE SIX PERSONS NAMED IN THIS PROXY STATEMENT AS THE BOARD OF DIRECTORS’ NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS;

(II)	FOR APPROVAL OF THE ADOPTION OF THE 2003 INCENTIVE STOCK PLAN AND FOR THE RESERVATION OF 500,000 SHARES FOR ISSUANCE THEREUNDER;

(III)	FOR AN AMENDMENT TO THE COMPANY’S 1995 DIRECTOR OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 100,000 SHARES; AND

(IV)	FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE 2003 FISCAL YEAR.

NO BUSINESS OTHER THAN THAT SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS IS EXPECTED TO COME BEFORE THE ANNUAL MEETING. SHOULD ANY OTHER MATTER REQUIRING A VOTE OF STOCKHOLDERS PROPERLY ARISE, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES THEY REPRESENT AS THE BOARD OF DIRECTORS MAY RECOMMEND. THE PERSONS NAMED IN THE PROXY MAY ALSO, AT THEIR DISCRETION, VOTE THE PROXY TO ADJOURN THE ANNUAL MEETING FROM TIME TO TIME.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SOLICITATION

The cost of soliciting proxies will be borne by the Company. The Company may retain Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at an estimated cost of $6,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram. The Company has excluded fees for attorneys, accountants, public relations or financial advisors, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation by the amount normally expended for a solicitation for an election of directors in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders who intend to present a proposal for inclusion in the Company’s proxy materials for the 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 must submit the proposal to the Company no later than January 1, 2004. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company’s Common Stock as of April 1, 2003 by:

•	each of the Company’s directors,

•	each Named Executive Officer named in the Summary Compensation Table appearing herein,

•	all directors and executive officers of the Company as a group, and

•	each person known by the Company to beneficially own more than 5% of the Company’s Common Stock (based on information supplied in Schedules 13D and 13G filed with the SEC).

The address for all executive officers and directors is c/o ArthroCare Corporation, 680 Vaqueros Avenue, Sunnyvale, CA 94085.

Name and Address	Common Stock Beneficially Owned Excluding Options Exercisable Within 60 Days of April 1, 2003		Stock Options Excercisable Within 60 Days of April 1, 2003	Total Common Stock Beneficially Owned(1)	Approximate Percentage of Class Owned(2)
Brown Investment Advisory & Trust Co.	2,506,455		—	2,506,455	10.8%
19 South Street
Baltimore, MD 21202

Entities affiliated with Waddell & Reed Investment Company	1,180,000		—	1,180,000	5.1%
6300 Lamar Avenue
Overland Park, KS 66202

Kern Capital Management, LLC	2,047,600		—	2,047,600	8.8%
114 West 47th Street, #1926
New York, NY 10026

Entities affiliated with Deutsche Bank AG	1,449,043		—	1,449,043	6.2%
Taunusanlage 12, D-60325
Frankfurt am Main
Federal Republic of Germany

Michael A. Baker	202,737		646,145	848,882	3.7%

David F. Fitzgerald	—		6,250	6,250	*

Annette J. Campbell-White	178,846	(3)	63,000	241,846	1.0%

James G. Foster	—		50,000	50,000	*

Robert T. Hagan	77,644	(4)	80,208	157,852	*

Tord B. Lendau	1,478		38,958	40,436	*

Robert R. Momsen	100,074		45,000	145,074	*

Name and Address	Common Stock Beneficially Owned Excluding Options Exercisable Within 60 Days of April 1, 2003	Stock Options Exercisable Within 60 Days of April 1, 2003	Total Common Stock Beneficially Owned(1)	Approximate Percentage of Class Owned(2)
James L. Pacek	1,545	91,558	93,103	*

John T. Raffle	1,000	91,283	92,283	*

John R. Tighe	14,614	109,428	124,042	*

Jerry Widman	—	43,750	43,750	*

Peter L. Wilson	5,000	38,958	43,958	*

All directors and executive officers as a group (18 persons)	691,211	1,752,614	2,443,825	10.5%

*	Represents less than 1% of class.

(1)	Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Applicable percentage ownership is based on 23,201,908 shares of Common Stock outstanding as of April 1, 2003 together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares. Shares of Common Stock subject to the options currently exercisable, or exercisable within 60 days of April 1, 2003, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)	Includes 161,846 shares held by Annette J. Campbell-White and 17,000 shares held by Delaware Charter Guarantee & Trust Co. Cust. MedVenture Partners fbo Annette J. Campbell-White Profit Sharing Plan over which Ms. White holds voting and dispositive control.

(4)	Includes 53,594 shares held by Robert T. Hagan and Barbara Hagan as joint tenants over which Mr. Hagan and Ms. Hagan hold voting and dispositive control. Mr. Hagan’s employment with the Company terminated as of December 31, 2002.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

NOMINEES

The Company’s Board of Directors currently consists of seven members, and a Board of six directors will be elected at the Annual Meeting. Annette Campbell-White will not stand for re-election at the Annual Meeting. The Board of Directors has amended the Company’s bylaws to provide that, effective upon the termination of Ms. Campbell-White’s term on the Board, the number of authorized members on the Board of Directors will be reduced to six, so there will be six nominees for six Board seats at the time of the Annual Meeting and no vacancies on the Board of Directors following the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them at the Annual Meeting for the six remaining current directors of the Company, all of whom are named as nominees below. The proxies cannot be voted for a greater number of persons than the number of nominees nominated. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable to or will decline to serve as a director. If stockholders nominate additional persons for election as directors, the proxy holder will vote all proxies received by him to assure the election of as many of the Board of Directors’ nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until that person’s successor has been elected.

VOTE REQUIRED

The six nominees receiving the highest number of affirmative votes of the Votes Cast shall be elected as directors of the Company for the ensuing year.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES NAMED IN THIS PROPOSAL NO. 1.

The names of the nominees, and certain information about them, are set forth below.

Name of Nominee	Age	Position	Director Since
Michael A. Baker	44	President and Chief Executive Officer	July 1997
David F. Fitzgerald	69	Director	April 2003
James G. Foster	56	Director	August 2002
Tord B. Lendau	45	Director	June 2001
Jerry Widman	56	Director	November 2002
Peter L. Wilson	58	Director	June 2001

There are no family relationships among any directors or executive officers of the Company.

Michael A. Baker has served as President, Chief Executive Officer and a director of the Company since July 1997. From 1989 to 1997, Mr. Baker held several positions in planning, corporate development and senior management at Medtronic, Inc., a multi-billion dollar medical technology company specializing in implantable and invasive therapies. His most recent position at Medtronic, Inc., was Vice President, General Manager of Medtronic’s Coronary Vascular Division. Mr. Baker holds a B.S. from the United States Military Academy at West Point and an M.B.A. from the University of Chicago.

David Fitzgerald became a director of the Company in April 2003. Mr. Fitzgerald spent twenty-five years in management positions at Pfizer, Inc., serving as President and Chief Executive Officer of its Howmedica division during his last fifteen years with the company, prior to retiring in 1996. Mr. Fitzgerald also serves on the boards of LifeCell Corp. and Orthovita Inc. He holds a B.S. from American International College and M.B.A. from New York University.

James Foster became a director of the Company in August 2002. From December 1994 until he retired in June 2001, Mr. Foster was Vice President and General Manager of Medtronic Heart Valves, a division of Medtronic, Inc., a medical device company. From February 1984 to December 1994, Mr. Foster held various titles at Medtronic including Vice President of Cardiac Surgery Sales & Strategic Planning in 1994, Vice President and General Manager of Medtronic Neurological Implantables from 1992 to 1994, Vice President and General Manager of Medtronic Interventional Vascular from 1990 to 1992 and Vice President and General Manager of Medtronic Blood Systems from 1983 to 1989. Since March 1995, Mr. Foster has also been a director of LifeCell Corporation, a company engaged in the development and commercialization of biological products to repair and replace damaged human tissue. Mr. Foster also serves on the boards of the International Heart Institute of Montana Foundation and Life Coaches. He holds a master’s degree in management from the Sloan School at MIT.

Tord B. Lendau became a director of the Company in June 2001. Mr. Lendau is the President of Artimplant AB, a biomaterials company listed on the O-list of the Stockholm Stock Exchange. From 1998 to 2001, he was President of Noster Systems AB, a medical device company developing a system to detect the bacteria that causes stomach ulcers. During 1998, Mr. Lendau was president of Bottnia Internet Provider AB, a media and internet provider. From 1997 to 1998, he acted as president of ArthroCare Europe AB, overseeing the start-up of its international operations. Mr. Lendau was vice president and general manager of Medtronic/Synectics from 1996 to 1997 after the acquisition of Synectics Medical AB by Medtronic, Inc. Prior to this acquisition, from 1991 to 1996, Mr. Lendau was the CEO of Synectics Medical AB, a Swedish public company. Mr. Lendau also serves on the board of directors of ArthroCare Europe AB, Diamyd AB and Noster Systems AB. Mr. Lendau has a M.S.C. from Linköping University and a B.S. degree in Electronics from Sw. Gymnasieingenjör El-Tele in Borlänge, Sweden.

Jerry Widman became a director of the Company in November 2002. From 1982 to 2001, Mr. Widman was Chief Financial Officer for Ascension Health, where he helped grow company revenues from $1 billion to more than $7 billion and was responsible for corporate finance, treasury functions, purchasing and materials management. From 1970 to 1982, Mr. Widman was a management consultant for Ernst & Young where he focused on health care engagements. Mr. Widman is an active board member for five other health care organizations, including Seneca Health Partners, United Surgical Partners International, Bon Secours Health System, The Audit Group and CareMedic Systems Inc. He earned an M.B.A. from the University of Denver and a J.D. from Cleveland State University. In addition, Mr. Widman is a certified public accountant.

Peter L. Wilson became a director of the Company in June 2001. Mr. Wilson is currently an advisory board member of A.M. Pappas & Associates, which manages public and private investments in the life sciences industry. Mr. Wilson also serves on the Board of Directors of Conceptus, Inc., which markets a device for female sterilization, and of Microban International, a manufacturer of antimicrobial compounds for use in plastics and synthetic fibers. Mr. Wilson served as President and Chief Executive Officer of Patient Education Systems from 1995 to 1998. Between 1992 and 1994, Mr. Wilson was an independent consultant of business and marketing in the healthcare industry. From 1972 to 1992, Mr. Wilson worked for Procter & Gamble/Richardson Vicks, where he held various positions as President of Richardson Vicks, and Vice President/General Manager of Procter & Gamble Vicks Healthcare, Vidal Sassoon and Personal Care Divisions. Mr. Wilson holds an M.B.A. in Marketing from Columbia University and a B.A. of Geology from Princeton University.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held six meetings during the year ended December 31, 2002 (the “Last Fiscal Year”). The Board of Directors has an Audit Committee and a Compensation Committee, and since November 2002, the Board of Directors also has a Corporate Strategy Committee and a Nominating Committee. From time to time, the Board has created other ad hoc committees for special purposes. The Board has no such ad hoc committees at this time.

During the Last Fiscal Year, the Audit Committee consisted of Ms. Campbell-White, Mr. Wilson, and until November 2003, Robert R. Momsen. After Mr. Momsen resigned from the Board in November 2003,

Mr. Widman replaced him as a member of the Audit Committee. The Audit Committee is responsible for, among other duties, reviewing the results and scope of the audit and other services provided by the Company’s independent auditors and reviewing and discussing audited financial statements and other accounting matters with the management of the Company. During the Last Fiscal Year, the Audit Committee held three meetings during which they reviewed and discussed financial presentations and related matters. The Audit Committee also met with the Company’s independent auditors to discuss the audit for the Last Fiscal Year.

Until November 2002 of the Last Fiscal Year, the Compensation Committee consisted of Ms. Campbell-White and Mr. Momsen. Messrs. Foster and Wilson joined the Compensation Committee in December 2002 after Mr. Momsen stepped down in November 2002. The Compensation Committee is responsible for reviewing and approving the compensation arrangements for the Company’s senior management and any compensation plans in which the executive officers and directors are eligible to participate. The Compensation Committee held six meetings during the Last Fiscal Year.

The Corporate Strategy Committee, which consists of Messrs. Baker, Foster, Lendau, and Wilson, met twice during the Last Fiscal Year. The Corporate Strategy Committee assists the Company’s management in forming and implementing corporate strategy, and in evaluating possible strategic transactions.

The Nominating Committee consists of Messrs. Lendau and Widman and did not meet during the Last Fiscal Year. The function of the Nominating Committee is to identify appropriate candidates for nomination to membership on the Board of Directors. The Nominating Committee is not responsible for reviewing director nominees recommended by stockholders of the Company; the procedures for making such a recommendation are described in the Company’s bylaws.

No director serving in the Last Fiscal Year attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which he or she served.

DIRECTOR COMPENSATION

Directors receive quarterly retainers of $2,500 at the beginning of each calendar quarter. The Audit Committee chairman and the lead independent director each receive an additional quarterly retainer of $1,250 at the beginning of each calendar quarter. Attendance at meetings of the Board of Directors is compensated at the rates of $1,000 for in-person meetings and $500 for telephonic attendance. Attendance at committee meetings is compensated at the rate of $500 per meeting. Directors are reimbursed for out-of-pocket expenses they incur in connection with their attendance at meetings of the Board of Directors and committees of the Board of Directors. The maximum annual cash compensation for each non-employee director is $25,000.

Under our Amended 1995 Director Option Plan, each member of our Board of Directors who is not an employee automatically receives an option to purchase 50,000 shares of the Company’s Common Stock (a “First Option”) on the date on which he or she first becomes a director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy. The exercise price per share of the First Option is equal to the closing price of the Common Stock subject to the option on the date of the grant of the First Option, and the First Option vests as to 25% of the shares on each anniversary of its grant date. Thereafter, each non-employee director automatically receives an option to purchase 15,000 shares of the Company’s Common Stock (a “Subsequent Option”) on the date of the Company’s annual meeting of stockholders, upon such director’s re-election to the Board, if, on such date, he or she has been on the Board for at least six months. The exercise price per share of the Subsequent Option is equal to the closing price of one share of the Company’s Common Stock on the date of the grant of the Subsequent Option, and the Subsequent Option vests as to 12.5% of the shares on the first day of each month following its grant date. Accordingly, Messrs. Foster, Widman and Fitzgerald each received a First Option when they became directors in August 2002, November 2002 and April 2003, respectively. If elected to our Board of Directors at the 2003 Annual Meeting of Stockholders, outside director nominees Foster, Lendau, Widman, and Wilson each will be granted a Subsequent Option.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and officers and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms submitted to it during the Last Fiscal Year, the Company believes that, during the Last Fiscal Year, all such reports were timely filed.

PROPOSAL NO. 2:

APPROVAL OF THE 2003 INCENTIVE STOCK PLAN

The Board of Directors of the Company approved the adoption of the Company’s 2003 Incentive Stock Plan (the “2003 Plan”) in April 2003, subject to stockholder approval, pursuant to which 500,000 shares of the Company’s Common Stock will be reserved for issuance. The Company’s 1993 Incentive Stock Plan (the “1993 Plan”) expires by its own terms in May 2003, and no further awards will be granted under such plan. The 2003 Plan will replace the 1993 Plan and will ensure that the Company will continue to have a sufficient reserve of Common Stock available to attract and retain the services of key individuals essential to the Company’s long-term growth and success.

The 2003 Plan authorizes the grant to our employees of options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The 2003 Plan also authorizes the grant of non-statutory stock options and restricted stock awards to our employees and consultants.

VOTE REQUIRED

The affirmative vote of the majority of the Votes Cast will be required to approve the adoption of the 2003 Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2003 PLAN.

SUMMARY OF 2003 PLAN

The principal features of the 2003 Plan are outlined below. This summary is qualified in its entirety by reference to the 2003 Plan, which is attached as Appendix A to this proxy statement.

Purpose.    The purposes of the 2003 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants, and to promote the success of the Company’s business.

Eligibility; Administration.    The 2003 Plan provides that options may be granted to employees and consultants of the Company or any parent or subsidiary of the Company. Incentive stock options may only be granted to employees. As of April 1, 2003, approximately 568 people were eligible to participate in the 2003 Plan. The 2003 Plan may be administered by the Board of Directors or Board Committees (the “Administrator”). To the extent that the Administrator determines it to be desirable to qualify options granted under the 2003 Plan as “performance-based compensation” within the meaning of Section 162(m) of the Code, the 2003 Plan will be administered by a committee of two or more “outside directors” within the meaning of Section 162(m) of the Code. To the extent desirable to qualify transactions under the 2003 Plan as exempt under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, the transactions contemplated under the 2003 Plan will be structured to satisfy the requirements for exemption under Rule 16b-3.

The Administrator of the 2003 Plan will have full power to select, from among the employees and consultants of the Company eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 2003 Plan. The interpretation and construction of any provision of the 2003 Plan by the Administrator will be final and conclusive.

Exercise Price.    The exercise price of options granted under the 2003 Plan is determined by the Administrator. The exercise price of incentive stock options must be at least 100% of the fair market value per share at the time of grant. In the case of incentive stock options granted to an employee who at the time of grant owns more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price must be at least 110% of the fair market value per share of the Common Stock at the time of grant. Non-statutory options may be granted with a per share exercise price below the fair market value per share of the Common Stock at the time of grant. In the event of any such below fair market value grant, the difference between fair market value on the date of grant and the exercise price will be treated as the compensation expense for accounting purposes and will therefore affect the Company’s earnings. The fair market value per share of the Common Stock for purposes of the 2003 Plan is the reported closing price of the Company’s Common Stock on the last market trading day prior to the date of determination as reported on the NASDAQ Stock Market.

Performance-Based Compensation Limitations.    No employee will be granted in any fiscal year of the Company awards to acquire in the aggregate more than 500,000 shares of Common Stock. The foregoing limitation, which will adjust proportionately in connection with any change in the Company’s capitalization, is intended to satisfy the requirements applicable to options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

Exercisability.    The Administrator has discretion in determining the vesting schedule for each option granted. Options granted to new optionees under the 2003 Plan generally become exercisable starting one year after the date of grant with 25% of the shares covered thereby becoming exercisable at that time and with an additional 1/48 of the total number of options becoming exercisable at the beginning of each full month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. The term of an option will be determined by the Administrator. In the case of an incentive stock option, the term may not exceed ten years. In the case of incentive stock options granted to an employee who at the time of grant owns more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the term may not exceed five years.

Exercisability Following Termination of Employment.    If an optionee’s employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the 2003 Plan expire on the earlier of (1) the date set forth in his or her notice of grant (which date may not be more than three months after the date of such termination in the case of an incentive stock option), or (2) the expiration date of such option. In the absence of a specified time in the notice of grant, an option will remain exercisable for 90 days following an optionee’s termination (other than for death or disability). To the extent the option is exercisable at the time of the optionee’s termination, the optionee may exercise all or part of his or her option at any time before it terminates.

Exercisability Following Disability.    If an optionee’s employment or consulting relationship terminates as a result of disability, then all options held by such optionee under the 2003 Plan expire on the earlier of (1) 12 months from the date of such termination or (2) the expiration date of such option. The optionee (or the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

Exercisability Following Death.    In the event of an optionee’s death, the option may be exercised at any time within 12 months of the date of death (but no later than the expiration date of such option) by the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the option was exercisable at the time of such death.

Stock Purchase Rights.    The 2003 Plan permits the Company to grant rights to purchase Common Stock. After the Administrator determines that it will offer stock purchase rights under the 2003 Plan, it will advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of shares that the offeree will be entitled to purchase, and the time within which the offeree must accept such offer. The Administrator will establish the purchase price, if any, and form of payment for each stock purchase right. The offer will be accepted by execution of a stock purchase agreement or a stock bonus agreement in the form determined by the Administrator.

Unless the Administrator determines otherwise, the stock purchase agreement or a stock bonus agreement will grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason. The purchase price for shares repurchased pursuant to the stock purchase agreement or a stock bonus agreement will be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at such rate as the Administrator may determine.

Transferability of Awards.    No award may be transferred by the holder other than by will or the laws of descent or distribution. Each award may be exercised, during the lifetime of the holder only by such holder.

No Repricing.    The 2003 Plan does not permit the reduction of the exercise price of awards granted under the 2003 Plan, and no award may be granted in exchange for, or in connection with, the cancellation or surrender of an award having a higher exercise price or less favorable vesting schedule, without the approval of a majority of the stockholders.

Adjustments Upon Changes in Common Stock.    If any change is made in the Common Stock subject to the 2003 Plan, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the number of shares reserved for issuance under the 2003 Plan and awards outstanding thereunder and the class, number of shares and price per share of Common Stock subject to outstanding awards will be appropriately adjusted. The conversion of convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.”

In the event of the dissolution or liquidation of the Company, each outstanding award will terminate immediately prior to the consummation of such proposed action. The Administrator may provide that the vesting of outstanding awards will be accelerated and such awards will be fully exercisable prior to such transaction.

In the event of a merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, then outstanding options will be assumed or substituted for by the acquiring company or one of its affiliates. In the absence of or in lieu of any such assumption or substitution, the Administrator may provide that the vesting of outstanding awards will be accelerated and such awards will be fully exercisable for a period of at least 15 days prior to such transaction. Awards that are not assumed or substituted for and accelerated options not exercised before the closing of such a transaction will terminate automatically at the closing of the transaction.

Amendment and Termination of the 2003 Plan.    The Board may amend the 2003 Plan at any time or from time to time or may terminate the 2003 Plan without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the Plan for which stockholder approval would be required under applicable law, as in effect at the time. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the 2003 Plan. The Administrator may accelerate any option or waive and condition or restriction pertaining to such option at any time. In any event, the Plan will terminate in 2013. Any options outstanding under the Plan at the time of its termination will remain outstanding until they expire by their terms.

FEDERAL INCOME TAX CONSEQUENCES

Incentive Stock Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option exercise or (2) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Non-Statutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights.    For federal income tax purposes, if an individual is granted a stock purchase right, the recipient generally will recognize taxable ordinary income equal to the excess of the Common Stock’s fair market value over the purchase price, if any. However, to the extent the Common Stock is subject to certain types of restrictions, such as a repurchase right in favor of the Company, the taxable event will be delayed until the vesting restrictions lapse unless the recipient makes a valid election under Section 83(b) of the Code. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, the recipient generally will recognize ordinary income at the date of acquisition of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock. If, however, a valid Section 83(b) election is not made by the recipient, the recipient will generally recognize ordinary income when the restrictions on the shares of restricted stock lapse, in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the Common Stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Common Stock, if any, plus any amount recognized as ordinary income upon acquisition (or the lapse of restrictions) of the Common Stock. Such gain or loss will be long-term or short-term depending on how long the Common Stock was held. Slightly different rules may apply to recipients who are officers, directors or 10% stockholders of the Company.

Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted in the future under the 2003 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that: (1) the stock award plan contains a per-employee limitation on the number of shares for which awards may be granted during a specified period; (2) the per-employee limitation is approved by the stockholders; (3) the award is granted by a compensation committee comprised solely of “outside directors”; and (4) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

Stock purchase rights qualify as performance-based compensation under the Treasury regulations only if: (1) the award is granted by a compensation committee comprised solely of “outside directors”; (2) the award is earned (typically through vesting) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (3) the compensation committee certifies in writing prior to the earning of the awards that the performance goal has been satisfied; and (4) prior to the earning of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal.

The 2003 Plan has been designed to permit the compensation committee to grant stock options which will qualify as “performance-based compensation.” Stock purchase rights granted under the 2003 Plan will generally not qualify as “performance-based compensation.”

The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of restricted stock awards or stock bonus awards and the Company with respect to the grant and exercise of awards under the 2003 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

PROPOSAL NO. 3:

APPROVAL OF AMENDMENT TO THE 1995 DIRECTOR OPTION PLAN

The Board of Directors of the Company approved an amendment to the Company’s 1995 Director Option Plan (the “Director Plan”) in March 2003, subject to stockholder approval, to increase the number of shares reserved for issuance under the Director Plan by 100,000 shares to 690,000 shares (the “Director Plan Amendment”). During the Last Fiscal Year, 175,000 shares were granted at a weighted average exercise price of $12.78 to our non-employee directors under the Director Plan. As of the date of this proxy statement, options for 398,000 shares are outstanding under the Director Plan, leaving 114,000 shares available for future grant. The market value of the Common Stock as of April 1, 2003 was $12.87 per share. The proposed increase in the number of shares of Common Stock reserved for issuance under the Director Plan is for the purposes of establishing a reserve for purchases of Common Stock by non-employee directors pursuant to the terms of the Director Plan.

Under the Director Plan, the Company automatically grants non-statutory options to non-employee directors (“Outside Directors”) at the times and on the terms and conditions described below.

VOTE REQUIRED

The affirmative vote of the majority of the Votes Cast will be required to approve the proposed amendment to the Director Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE DIRECTOR PLAN.

SUMMARY OF DIRECTOR PLAN

The principal features of the Director Plan are outlined below. This summary is qualified in its entirety by reference to the Director Plan, which is filed as Exhibit 10.3 to our Annual Report on Form 10-K and incorporated herein by reference, as amended by the Director Plan Amendment.

Purpose.    The purpose of the Director Plan is to attract and retain the best available personnel for service as Outside Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as directors, and to encourage their continued service on the Board.

Eligibility; Administration.    The Director Plan provides that options may be granted only to Outside Directors and that all options granted under the Director Plan shall be non-statutory options. All options are automatically granted in accordance with the Director Plan. As of April 1, 2003, five people were eligible to participate in the Director Plan. The Director Plan will be administered by the Board. To the extent desirable to qualify transactions under the Director Plan as exempt under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, the transactions contemplated under the Director Plan will be structured to satisfy the requirements for exemption under Rule 16b-3.

Automatic Grants to Directors.    All grants of options to Outside Directors under the Director Plan are automatic and non-discretionary and are made in accordance with the following provisions:

Exercise Price.    The exercise price of options granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date the option is granted. The fair market value per share of the Common Stock for purposes of the Director Plan is the reported closing price of the Company’s Common Stock on the date of determination as reported on the NASDAQ Stock Market.

Each Outside Director who becomes a director following the date of approval of the Director Plan by the Board shall be automatically granted an option to purchase 50,000 shares (the “First Option”) on the date on which such person first becomes a director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; and

Each Outside Director shall be automatically granted an option to purchase 15,000 shares (the “Subsequent Option”) on the date of the Company’s Annual Meeting of Shareholders upon such Outside Director’s reelection, if on such date, he has served on the Board for at least six (6) months.

Exercisability.    Options granted under the Director Plan become exercisable as follows:

25% of the shares subject to a First Option become exercisable on each anniversary of the date of grant, with full vesting occurring on the fourth anniversary of the date of the grant.

12½% of the shares subject to a Subsequent Option become exercisable on the first day of each month following the date of grant, with full vesting occurring eight months after the date of grant.

Options granted under the Director Plan have a term of ten years from the date of grant. No option may be exercised by any person after the expiration of its term. An option granted under the Director Plan is exercisable by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering full payment of the purchase price to the Company. Payment for shares issued upon exercise of an option shall consist of cash or check.

Exercisability Following Termination of Status as Director.    If an optionee’s services as a Director terminates for any reason (other than death or disability), then all options held by the optionee under the 2003 Plan expire on the earlier of (1) three months after the date of such termination, or (2) the expiration date of such option. To the extent the option is exercisable at the time of the optionee’s termination, the optionee may exercise all or part of his or her option at any time before it terminates.

Exercisability Following Disability.    If an optionee’s service as a Director terminates as a result of disability, then all options held by such optionee under the Director Plan expire on the earlier of (1) 12 months from the date of such termination or (2) the expiration date of such option. The optionee (or the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

Exercisability Following Death.    In the event of an optionee’s death, the option may be exercised at any time within 12 months of the date of death (but no later than the expiration date of such option) by the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the option was exercisable at the time of such death.

Nontransferability of Options.    An option is not transferable by the optionee, other than by will or the laws of descent and distribution. During the optionee’s lifetime, only the optionee may exercise the option.

Other Provisions.    The option agreement may contain other provisions not inconsistent with the Director Plan.

Adjustments Upon Changes in Common Stock.    If any change is made in the Common Stock subject to the Director Plan, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the number of shares reserved for issuance under the Director Plan and option outstanding thereunder and the class, number of shares and price per share of Common Stock subject to outstanding option will be appropriately adjusted. The conversion of convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.”

All outstanding options will terminate immediately before a dissolution or liquidation of the Company.

In the event of either (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own less than fifty percent of the voting power of the Company (or any successor entity) immediately after such consolidation or merger, or (ii) a sale of all or substantially all of the assets of the Company (each a “Change of Control”), the vesting of all options held by any director who is a director at the time of such Change of Control, shall be accelerated and made fully exercisable at least ten days prior to the effective time for the Change of Control. Options that are not exercised before the closing of a Change of Control will terminate.

Amendment and Termination of the Director Plan.    The Board may at any time amend or terminate the Director Plan without approval of the shareholders; provided, however, that the Company will obtain shareholder approval of any amendment for which stockholder approval would be required under applicable law, as in effect at the time. However, no action by the Board or stockholders may alter or impair any option previously granted under the Director Plan. Any options outstanding under the Plan at the time of its termination will remain outstanding until they expire by their terms.

FEDERAL INCOME TAX CONSEQUENCES

Non-Statutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of restricted stock awards or stock bonus awards and the Company with respect to the grant and exercise of awards under the 2003 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

NEW PLAN BENEFITS

The following table provides information regarding the options that may be issued during fiscal 2003 under the amendment to the Director Plan.

1995 Director Option Plan (“Director Plan”)
Name and Position	Dollar Value ($)	Number of Options
Non-Executive Director Group	12.87(1)	110,000(2)

(1)	Based on the closing price per share of the Company’s Common Stock on the NASDAQ Stock Market on April 1, 2003 ($12.87 per share).

(2)	Assuming approval of this Proposal No. 3, each director elected at the Annual Meeting who has been a director for at least six months as of the date of the Annual Meeting will receive a Subsequent Option to purchase 15,000 shares of Common Stock under the Director Plan. Accordingly, Messrs. Foster, Lendau, Widman and Wilson are each eligible to receive a Subsequent Option to purchase 15,000 shares of Common Stock under the Director Plan on the day of the Annual Meeting. Mr. Fitzgerald is not eligible to receive a Subsequent Option because he will not have been on the Board for at least six months as of the date of the Annual Meeting, but he received an Initial Option to purchase 50,000 shares of Common Stock under the Director Plan on the date he became a director in April 2003.

PROPOSAL NO. 4:

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for fiscal 2003. Stockholder ratification of the appointment is not required under the laws of the State of Delaware, but the Board has decided to ascertain the position of the stockholders on the appointment. This firm has audited the Company’s financial statements since the Company’s inception. In the event of a negative vote, the Board of Directors will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

The affirmative vote of the majority of the Votes Cast will be required to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2003.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2003.

EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company and their ages as of April 1, 2003 are as follows:

Name of Nominee	Age	Position	Executive Officer Since
Michael A. Baker	44	President and Chief Executive Officer	July 1997
David B. Applegate	44	Vice President and General Manager, ENT & Visage	June 2001
Richard A. Christensen	43	Senior Vice President, Operations	November 2002
Jack Giroux	58	Senior Vice President, Surgical Business Units	November 2002
David C. Hovda	40	Vice President and General Manager, ArthroCare Spine	July 2000
James L. Pacek	53	Vice President and President, Arthroscopy	July 2000
Bruce C. Prothro	41	Vice President and General Manager, Coblation Technologies and Regulatory Affairs	April 2000
John T. Raffle, Esq.	34	Vice President, Corporate Development and Legal Affairs	July 2000
Fernando V. Sanchez	50	Senior Vice President and Chief Financial Officer	February 2002
John R. Tighe	42	Senior Vice President, Sales & Marketing	April 2000
Ronald A. Underwood	51	Vice President, Marketing	July 2000
Jean A. Woloszko, M.D., Ph.D.	45	Vice President, Chief Technical and Scientific Officer	June 2001

Michael A. Baker has served as our President, Chief Executive Officer and a director since July 1997. From 1989 to 1997, Mr. Baker held several positions in planning, corporate development and senior management at Medtronic, Inc., a multi-billion dollar medical technology company specializing in implantable and invasive therapies. His most recent position at Medtronic, Inc., was Vice-President, General Manager of Medtronic’s Coronary Vascular Division. Mr. Baker holds a B.S. from the United States Military Academy at West Point and an M.B.A. from the University of Chicago.

David B. Applegate joined our Company in April 2001 as General Manager, Visage and was named Vice President and General Manager, ENT & Visage in September 2002. From February 2000 to January 2001, Mr. Applegate was Vice President, Marketing for KeraVision, Inc., a manufacturer of medical devices for refractive surgery. From 1997 to 1999, he was Vice President, Marketing for 2C Optics (now Rodenstock North America), a start up company. From 1995 to 1997, Mr. Applegate was Vice President, Marketing for Summit Technology, a manufacturer of excimer lasers used in refractive surgery. Mr. Applegate holds a B.A. in Psychology from California State University, Fresno and an M.B.A. from University of California, Berkeley.

Richard A. Christensen joined our Company in August 2002 as Senior Vice President, Operations. From February to August 2002, Mr. Christensen oversaw the operational aspects of the launch of a new American car company as Vice President Operations for Build-To-Order, Inc. From September 2001 to February 2002, he was Executive-In-Charge of GM/Build-To-Order Project for General Motors Corporation (GM). From August 2000 to September 2001, Mr. Christensen was General Manager, Personal Calling Business Unit of GM’s OnStar Division. From June 1999 to August 2000, he was Director, Business Alliances and New Ventures GM e-commerce business unit. From January 1998 to June 1999, Mr. Christensen was Executive-In-Charge GM North American Project Center. Mr. Christensen holds a B.A. in Economics from the University of Illinois (Champaign) and an M.B.A. from the University of Chicago.

Jack Giroux joined our Company in October 2002 as Senior Vice President, Surgical Business Units. From October 2000 to June 2002, Mr. Giroux was Executive Vice President, Commercial Operations at Guava Technologies Inc. While at Guava Technologies, he established and supervised the Sales and Marketing functions, Manufacturing Operations, Customer Service, and Technical Support and Finance functions. From

1995 to 1999, he was President, North America at ReSound Corporation, during which time he held complete responsibility for the sales and profits of its North American business. Between 1991 and 1995 Mr. Giroux was Vice President Sales and Marketing at ReSound Corporation. Mr. Giroux holds a B.A. in Economics from Providence College, in Providence, Rhode Island.

David C. Hovda joined our Company in November 1997 as Managing Director of our ear, nose and throat (ENT) business unit. From September 1999 until December 2000, Mr. Hovda served as Managing Director, ArthroCare Spine and was named Vice President, General Manager, ArthroCare Spine in June 2001. From 1992 to 1997, Mr. Hovda held several positions in the Corporate Venture Group at Medtronic, Inc. His most recent position at Medtronic was European Business Manager for the Upper Airway Venture. Mr. Hovda holds a B.S. degree in Civil Engineering from Northwestern University and an M.B.A. from Harvard Business School.

James L. Pacek joined our Company in October 1999 as Managing Director, AngioCare, our business unit devoted to the development of cardiology products. He served in this position until October 2000 when he was promoted to Vice President, Strategic Business Units and in June 2001 to Vice President, Arthroscopy. In August 2002, Mr. Pacek was promoted to Vice President, ArthroCare and President, Arthroscopy. Prior to joining ArthroCare, Mr. Pacek served from December 1997 until September 1999 as Vice President, Sales and Marketing of Hearten Medical, Inc., a medical device start-up company focused on the uses of radio frequency to treat heart failure. From January 1989 until November 1997 Mr. Pacek served various senior marketing roles at Medtronic, Inc. including an assignment in Europe as Vice President, Business Unit Operations. Mr. Pacek holds a B.S. degree in Marketing from the University of Illinois, Champaign.

Bruce C. Prothro joined our Company in October 1998 as Vice President, Regulatory Affairs and Quality Assurance. He served in this position until April 2002, when he became Vice President, Operational Planning, Quality and Regulatory Affairs. In November 2002, he became the VP and General Manager, Coblation Technologies & Regulatory Affairs. From November 1992 to September 1998, Mr. Prothro held various positions with KeraVision, Inc., most recently as the Director of Regulatory Affairs and Compliance. Mr. Prothro holds a B.S. degree in Chemistry from the University of California, Berkeley.

John T. Raffle, Esq., joined our Company in September 1997 as Director, Intellectual Property. He was promoted in January 2001 to Managing Director, Corporate Development and Legal Affairs and to Vice President, Corporate Development and Legal Affairs in June 2001. From June 1993 to September 1997, Mr. Raffle was an associate at Townsend and Townsend and Crew LLP. Mr. Raffle holds a B.S. degree in Aeronautical Engineering from M.I.T. and a J.D. from Duke University School of Law.

Fernando V. Sanchez joined our Company in February 2002 as Senior Vice President. Prior to joining ArthroCare, and beginning in 2000, Mr. Sanchez was Chief Financial Officer and Treasurer for Novopoint.com, Inc., a private internet supply chain solution provider. From 1997 to 1999, Mr. Sanchez was the Chief Financial Officer for Esoterix, Inc., a private medical laboratory company. Mr. Sanchez was Vice President, Finance of the Vascular Group of Medtronic, Inc. from 1996 to 1997. Mr. Sanchez holds an M.B.A. in Corporate Policy and Finance from the University of Michigan and a B.S. in Mechanical and Ocean Engineering from University of Miami.

John R. Tighe joined our Company in May 1995 as the Director of Sales. He was appointed Vice President, Sales and Marketing in January 1999 and Senior Vice President, Sales and Marketing in August 2002. From December 1988 to December 1994, Mr. Tighe held various sales positions with Acufex Microsurgical, Inc., a manufacturer of arthroscopic instruments. His most recent position at Acufex Microsurgical, Inc. was National Sales Manager. Mr. Tighe holds a B.S. degree in Civil Engineering from the University of Maryland.

Ronald A. Underwood joined our Company in March 1997 as Director of New Products. He was promoted in March 1998 to Marketing Director of our Visage business unit and in July 2000 to Managing Director of our ear, nose and throat (ENT) business unit. In January 2001 Mr. Underwood was promoted to Vice President, General Manager, ENT. In September 2002, Mr. Underwood became the Vice President, Marketing, ENT. Prior to joining ArthroCare, Mr. Underwood served as Marketing Manager at Conceptus, Inc., a medical device company specializing in women’s health. Mr. Underwood holds a B.S. degree in Biology from California Polytechnic State University, San Luis Obispo.

Jean A. Woloszko, M.D., Ph.D. joined our Company in December 1998 as Medical Director. He has served as our Vice President, Chief Technical and Scientific Officer since February 2003, and prior to that was our Vice President, Research and Development from February 1999 until February 2003. Prior to joining ArthroCare, Dr. Woloszko served as Principal Manager, Research and Medical Affairs at Medtronic, Inc. from January 1997 to November 1998 and as Worldwide Research Manager from May 1993 to December 1996. Dr. Woloszko holds a Ph.D. in Bioengineering from University of Illinois, Chicago and received his M.D. from Universite de Montpellier.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation for fiscal years 2002, 2001 and 2000 received by the Company’s Chief Executive Officer and the four most highly compensated executive officers of the Company, other than the Chief Executive Officer, each of whom was serving as an executive officer at the end of the fiscal year 2002 and whose total annual salary and bonus exceeded $100,000 for fiscal year 2002 (the “Named Executive Officers”):

						Long Term Compensation Awards
		Annual Compensation				Restricted Stock Awards ($)	Securities Underlying Options (# of shares)		All Other Compensation ($)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation(2)
Michael A. Baker	2002	$362,019	—	$28,985	(4)	—	60,000	(8)	—
President and Chief Executive Officer	2001	317,213	—	10,984	(4)	—	120,000	(5)	—
	2000	326,979	$130,000	5,366		—	90,000	(6)	$11,500	(3)

Robert T. Hagan	2002	$211,290	—	$1,898		—	10,000	(9)	—
Vice President, Manufacturing	2001	189,960	—	2,211		—	30,000	(5)	—
	2000	181,050	$45,000	4,322		—	50,000	(7)	—

James L. Pacek	2002	$177,780	—	$2,319		—	40,000	(10)	—
Vice President and President, Arthroscopy	2001	160,233	—	2,427		—	30,000	(5)	—
	2000	132,026	$41,000	2,094		—	50,000	(7)	—

John T. Raffle, Esq.	2002	$175,036	—	$838		—	30,000	(12)	—
Vice President, Corporate Development and Legal Affairs	2000	151,756	—	979		—	30,000	(13)	—
	2001	140,860	$30,000	972		—	50,000	(14)	—

John R. Tighe	2002	$188,015	—	$836		—	35,000	(11)	—
Senior Vice President, Sales and Marketing	2001	160,658	—	1,007		—	30,000	(5)	—
	2000	151,284	$45,000	1,007		—	50,000	(7)	—

(1)	Except as otherwise noted, all bonuses were earned by the named officer in the fiscal year indicated and paid to the named officer in the subsequent year.

(2)	Consists of 401(k) matching company payments, life insurance premiums paid in excess of $50,000 coverage and Employee Stock Purchase gains greater than the 85% plan price at time of purchase compared to the market price at time of purchase.

(3)	Mr. Baker entered into a restricted stock bonus agreement to purchase shares of the Company’s Common Stock in lieu of a portion of the cash bonus payment.

(4)	These amounts include additional business related perquisite allowances of $25,000 in 2002 and $6,250 in 2001.

(5)	Consists of one option for shares of the Company’s Common Stock granted July 30, 2001 at an exercise price of $27.56. One forty-eighth (1/48) of the total number of shares subject to the option became exercisable on August 31, 2001 and an additional one forty-eighth (1/48) of the total number of shares subject to the option are exercisable at the end of each full month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(6)	Consists of two options: one option for 80,000 shares of the Company’s Common Stock granted June 21, 2000 at an exercise price of $23.00 and one option for 10,000 shares of the Company’s Common Stock granted October 20, 2000 at an exercise price of $16.75. Both options vest at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and until all such shares are exercisable based upon such individual’s continued employment by the Company.

(7)	Consists of two options: one option for 40,000 shares of the Company’s Common Stock granted June 21, 2000 at an exercise price of $23.00 and one option for 10,000 shares of the Company’s Common Stock granted October 20, 2000 at an exercise price of $16.75. Both options vest at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and until all such shares are exercisable based upon such individual’s continued employment by the Company.

(8)	Consists of two options: one option for 30,000 shares of the Company’s Common Stock granted February 15, 2002 at an exercise price of $14.10 and one option for 30,000 shares of the Company’s Common Stock granted June 7, 2002 at an exercise price of $10.00. Both options vest at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and on the first day of each month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(9)	Consists of one option for 10,000 shares of the Company’s Common Stock granted February 15, 2002 at an exercise price of $14.10. This option vests at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and on the first day of each month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(10)	Consists of three options: one option for 15,000 shares of the Company’s Common Stock granted February 15, 2002 at an exercise price of $14.10, the second option for 15,000 shares of the Company’s Common Stock granted June 7, 2002 at an exercise price of $10.00 and the third option for 10,000 shares of the Company’s Common Stock granted July 12, 2002 at an exercise price of $10.71. All three options vest at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and on the first day of each month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(11)	Consists of three options: one option for 10,000 shares of the Company’s Common Stock granted February 15, 2002 at an exercise price of $14.10, the second option for 15,000 shares of the Company’s Common Stock granted June 7, 2002 at an exercise price of $10.00 and the third option for 10,000 shares of the Company’s Common Stock granted July 12, 2002 at an exercise price of $10.71. All three options vest at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and on the first day of each month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(12)	Consists of two options: one option for 15,000 shares of the Company’s Common Stock granted February 15, 2002 at an exercise price of $14.10 and one option for 15,000 shares of the Company’s Common Stock granted June 7, 2002 at an exercise price of $10.00. Both options vest at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and on the first day of each month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(13)	Consists of one option for shares of the Company’s Common Stock granted July 30, 2001 at an exercise price of $27.56. One forty-eighth (1/48) of the total number of shares subject to the option became exercisable on August 31, 2001 and an additional one forty-eighth (1/48) of the total number of shares subject to the option are exercisable at the end of each full month thereafter until all such shares are exercisable based upon such individual’s continued employment by the Company.

(14)	Consists of two options: one option for 40,000 shares of the Company’s Common Stock granted June 21, 2000 at an exercise price of $23.00 and one option for 10,000 shares of the Company’s Common Stock granted October 20, 2000 at an exercise price of $16.75. Both options vest at the rate of one forty-eighth (1/48) of the total number of shares subject to the option commencing 30 days after the grant date and until all such shares are exercisable based upon such individual’s continued employment by the Company.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information pertaining to option grants made in the Last Fiscal Year to the Named Executive Officers. No SARs were granted.

	Individual Grants
	Number of Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year(1)	Exercise Price Per Share(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name					0%	5%	10%
Michael A. Baker	30,000	1.6092	$14.10	2/15/2012	$0	$266,022	$674,153
	30,000	1.6092	10.00	6/7/2012	0	188,668	478,123

Robert T. Hagan	10,000.5364		14.10	2/15/2012	0	88,674	224,718

James L. Pacek	15,000.8046		14.10	2/15/2012	0	133,011	337,077
	15,000.8046		10.00	6/7//2012	0	94,334	239,061
	10,000.5364		10.71	7/12/2012	0	67,335	170,690

John T. Raffle	15,000.8046		14.10	2/15/2012	0	133,011	337,077
	15,000.8046		10.00	6/7//2012	0	94,334	239,061

John R. Tighe	10,000.5364		14.10	2/15/2012	0	88,674	224,718
	15,000.8046		10.00	6/7/2012	0	94,334	239,061
	10,000.5364		10.71	7/12/2012	0	67,335	170,690

(1)	Based on an aggregate of 1,864,270 options granted by the Company during the Last Fiscal Year to employees and non-employee directors of and consultants to the Company, including options granted to the Named Executive Officers.

(2)	Options are granted at an exercise price equal to the closing market price per share on the day before the date of grant.

(3)	The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the fair market value of the Company’s Common Stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company’s estimate of future stock price growth.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

The following table provides information on option exercises in the Last Fiscal Year by the Named Executive Officers and the number and value of such officers unexercised options at December 31, 2002. No SARs have been granted.

	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Unexercised Options at December 31, 2002 (#)		Value of Unexercised In-The-Money Options at December 31, 2002 ($) (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael A. Baker	6500	$37,148	609,689	176,043	$2,348,064	$269
Robert T. Hagan	0	0	66,459	53,126	37,676	3,763
James L. Pacek	0	0	72,811	85,731	16	134
John T. Raffle, Esq.	0	0	77,744	67,606	29,494	134
John R. Tighe	0	0	89,826	78,774	66,620	9,432

(1)	Based upon the fair market value of one share of the Company’s Common Stock on the date that the option was exercised, less the exercise price per share multiplied by the number of shares received upon exercise of the option.

(2)	Based upon a fair market value of $10.01 per share as of December 31, 2002 minus the exercise price per share multiplied by the number of shares underlying the option.

The Company has not established any long-term incentive plans or defined benefit or actuarial plans covering any of the Named Executive Officers.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

In September 2001 the Company entered into a new Employment Agreement with Mr. Baker, which superseded Mr. Baker’s prior Continuity Agreement. The new agreement provides for a base salary to be reviewed, and adjusted as necessary, annually by the Company’s Board of Directors or Compensation Committee and a potential annual bonus of 100% of the base salary, to be determined by the Board or the Compensation Committee, with reference to certain performance objectives established each year. The agreement also provides for the accelerated vesting of 50% of Mr. Baker’s then-current unvested and outstanding stock options, upon a Change of Control (as defined below). In the event of a hostile takeover, all of Mr. Baker’s unvested and outstanding stock options will vest in full. If Mr. Baker is involuntarily terminated within 24 months following a Change of Control, he would continue to receive compensation at his then-current salary for the next 36 months, his annual cash bonus for the year of termination and his projected annual cash bonus for the following year. He would also continue to receive medical coverage at the Company’s expense for the next 36 months. In the event of an involuntary termination that does not follow within 24 months of a Change of Control, Mr. Baker would be entitled to receive, in a lump sum, 18 months of his then-current monthly salary, his annual cash bonus for the year of termination, continued medical benefits for 18 months, and all of his then-current unvested and outstanding stock options will vest in full. The agreement provides for no severance benefits in the event Mr. Baker voluntarily terminates without good reason his employment or is terminated for cause, regardless of whether the termination follows a Change of Control.

The Company has also entered into Continuity Agreements with each of the Company’s executive officers who are Senior Vice Presidents of the Company or Vice Presidents of the Company. These Continuity Agreements provide certain compensation and benefits in the event of a Change of Control of the Company. A Change of Control is defined as (i) a change of beneficial ownership of at least 15% of the voting power of the Company without the approval of the Board, (ii) a merger or sale of the Company whereby the Company stockholders immediately prior to such merger or sale do not maintain at least 50% of the voting power of the surviving Company, (iii) the approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition of all or substantially all of the Company’s assets, or (iv) a change in the composition of the Board of Directors such that at least 50% of the members are not incumbents or elected by incumbent directors. In the event of a Change of Control, the Continuity Agreements provide for accelerated vesting of 50% of the then-current unvested and outstanding stock options of each executive officer. In the event of a hostile takeover, the vesting is accelerated as to 100% of the outstanding unvested options of each executive officer. Further, in the event of an involuntary termination of employment of an executive officer within 24 months of a Change of Control, certain severance benefits will be provided. These benefits include 24 months of continued monthly compensation, continued medical benefits during the severance period and immediate vesting of all outstanding and unvested stock options.

Executive officers who are also Senior Vice Presidents also receive additional severance benefits under their Continuity Agreements in the event of a termination of their employment by the Company without cause that does not follow within 24 months of a Change of Control. In the event of such a termination, the executive would be entitled to receive compensation at his or her then-current salary for the next six months and continued medical benefits for 6 months. The Continuity Agreements with the Company’s Senior Vice Presidents also contain standard non-solicitation and non-disparagement provisions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the Last Fiscal Year, each of Ms. Campbell-White and Messrs. Momsen, Foster and Wilson served as members of the Compensation Committee of the Board of Directors. None of such Compensation Committee members has ever been an officer or employee of the Company or any of its subsidiaries. In addition, during the Last Fiscal Year, no member of our Board of Directors or of our Compensation Committee, and none of our executive officers, served as a member of the board of directors or compensation committee of an entity that has one or more executive officers serving as members of our Board of Directors or our Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2002 regarding the Common Stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans, including the Company’s 1993 Incentive Stock Plan, 1995 Director Option Plan and Employee Stock Purchase Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,030,178	$14.21829	3,333,978	(1)
Equity compensation plans not approved by security holders(2)	966,981	$19.4895	2,691,120

Total	3,035,817		6,025,098

(1)	Includes 92,541 shares remaining available for future issuance under the Company’s Employee Stock Purchase Plan.

(2)	Consists of shares issuable under our Amended and Restated Non-statutory Option Plan, which does not require the approval of and has not been approved by our stockholders.

AMENDED AND RESTATED NONSTATUTORY OPTION PLAN

The Company’s Amended and Restated Nonstatutory Option Plan (the “NSO Plan”) provides for the grant of options to employees and consultants of the Company. The NSO Plan was initially adopted by the Board of Directors of the Company in May 1999. As of April 1, 2003, a total of 3,411,088 shares of Common Stock are reserved for issuance under the NSO Plan, options for 2,868,177 shares were outstanding under the NSO Plan, and 542,911 remained available for future grants. The NSO Plan is not required to be and has not been approved by the Company’s stockholders.

Options granted under the NSO Plan will be non-statutory stock options. Incentive stock options, within the meaning of Section 422 of the Code, may not be granted under the NSO Plan. The NSO Plan also authorizes the grant of stock purchase rights to our employees and consultants.

Eligibility; Administration.    The NSO Plan provides that awards may be granted to employees and consultants of the Company or any parent or subsidiary of the Company. However, officers and directors of the Company are not eligible to receive awards under the NSO Plan. As of April 1, 2003, approximately 568 people were eligible to participate in the NSO Plan. The NSO Plan may be administered by the Board or Board Committees (the “Administrator”). The Administrator of the NSO Plan will have full power to select, from among the employees and consultants of the Company eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the NSO Plan. The interpretation and construction of any provision of the NSO Plan by the Administrator will be final and conclusive.

Exercise Price.    The exercise price of options granted under the NSO Plan is determined by the Administrator. Non-statutory options may be granted with a per share exercise price below the fair market value per share of the Common Stock at the time of grant. In the event of any such below fair market value grant, the difference between fair market value on the date of grant and the exercise price will be treated as the compensation expense for accounting purposes and will therefore affect the Company’s earnings.

Exercisability.    The Administrator has discretion in determining the vesting schedule for each option granted. Options granted to new optionees under the NSO Plan generally become exercisable starting one year after the date of grant with 25% of the shares covered thereby becoming exercisable at that time and with an additional 1/48 of the total number of options becoming exercisable at the beginning of each full month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. The term of an option will be determined by the Administrator.

Exercisability Following Termination of Employment.    If an optionee’s employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the NSO Plan expire on the earlier of (1) the date set forth in his or her notice of grant, or (2) the expiration date of such option. In the absence of a specified time in the notice of grant, an option will remain exercisable for 90 days following an optionee’s termination (other than for death or disability). To the extent the option is exercisable at the time of the optionee’s termination, the optionee may exercise all or part of his or her option at any time before it terminates.

Exercisability Following Disability.    If an optionee’s employment or consulting relationship terminates as a result of disability, then all options held by such optionee under the NSO Plan expire on the earlier of (1) 12 months from the date of such termination or (2) the expiration date of such option. The optionee (or the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

Exercisability Following Death.    In the event of an optionee’s death, the option may be exercised at any time within 12 months of the date of death (but no later than the expiration date of such option) by the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the option was exercisable at the time of such death.

Stock Purchase Rights.    The NSO Plan permits the Company to grant rights to purchase Common Stock. After the Administrator determines that it will offer stock purchase rights under the NSO Plan, it will advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of shares that the offeree will be entitled to purchase, and the time within which the offeree must accept such offer. The Administrator will establish the purchase price, if any, and form of payment for each stock purchase right. The offer will be accepted by execution of a stock purchase agreement or a stock bonus agreement in the form determined by the Administrator.

Unless the Administrator determines otherwise, the stock purchase agreement or a stock bonus agreement will grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason. The purchase price for shares repurchased pursuant to the stock purchase agreement or a stock bonus agreement will be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at such rate as the Administrator may determine.

Transferability of Awards.    No award may be transferred by the holder other than by will or the laws of descent or distribution. Each award may be exercised, during the lifetime of the holder only by such holder.

Adjustments Upon Changes in Common Stock.    If any change is made in the Common Stock subject to the NSO Plan, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the number of shares reserved for issuance under the NSO Plan and awards outstanding thereunder and the class, number of shares and price per share of Common Stock subject to outstanding awards will be appropriately adjusted. The conversion of convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.”

In the event of the dissolution or liquidation of the Company, each outstanding award will terminate immediately prior to the consummation of such proposed action. The Administrator may provide that the vesting of outstanding awards will be accelerated and such awards will be fully exercisable prior to such transaction.

In the event of a merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, then outstanding options will be assumed or substituted for by the acquiring company or one of its affiliates. In the absence of or in lieu of any such assumption or substitution, the Administrator may provide that the vesting of outstanding awards will be accelerated and such awards will be fully exercisable for a period of at least 15 days prior to such transaction. Awards that are not assumed or substituted for and accelerated options not exercised before the closing of such a transaction will terminate automatically at the closing of the transaction.

Amendment and Termination of the NSO Plan.    The Board may amend or terminate the NSO Plan at any time. However, no action by the Board may alter or impair any option previously granted under the NSO Plan. The Administrator may accelerate any option or waive and condition or restriction pertaining to such option at any time. Any options outstanding under the Plan at the time of its termination will remain outstanding until they expire by their terms.

FEDERAL INCOME TAX CONSEQUENCES

Non-Statutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights.    For federal income tax purposes, if an individual is granted a stock purchase right, the recipient generally will recognize taxable ordinary income equal to the excess of the Common Stock’s fair market value over the purchase price, if any. However, to the extent the Common Stock is subject to certain types of restrictions, such as a repurchase right in favor of the Company, the taxable event will be delayed until the vesting restrictions lapse unless the recipient makes a valid election under Section 83(b) of the Code. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, the recipient generally will recognize ordinary income at the date of acquisition of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock. If, however, a valid Section 83(b) election is not made by the recipient, the recipient will generally recognize ordinary income when the restrictions on the shares of restricted stock lapse, in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the Common Stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Common Stock, if any, plus any amount recognized as ordinary income upon acquisition (or the lapse of restrictions) of the Common Stock. Such gain or loss will be long-term or short-term depending on how long the Common Stock was held. Slightly different rules may apply to recipients who are officers, directors or 10% stockholders of the Company.

The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of restricted stock awards or stock bonus awards and the Company with respect to the grant and exercise of awards under the NSO Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 20, 1997, the Company and Mr. Baker, the Company’s President and Chief Executive Officer, entered into an employment offer letter, which, in addition to an annual salary and bonus, benefits and vacation time, provided for an interest-free loan by the Company in the principal amount of $500,000 in connection with Mr. Baker’s purchase of a home, payable upon the earlier of termination of employment or sale of the home.

In December 1997, the Company and Mr. Hovda, the Company’s Vice President and General Manager, ArthroCare Spine, entered into an employment offer letter, which, in addition to an annual salary and bonus, benefits and vacation time, provided for an interest-free loan by the Company in the principal amount of $130,000 in connection with Mr. Hovda’s purchase of a home, payable upon the earlier of termination of employment or sale of the home.

In February 1999, the Company and Dr. Woloszko, the Company’s Vice President Research and Development, entered into an employment offer letter, which, in addition to an annual salary and bonus, benefits and vacation time, provided for an interest-free loan by the Company in the principal amount of $225,000 in connection with Dr. Woloszko’s purchase of a home, payable upon the earlier of termination of employment or sale of the home.

In February 1999, the Company and Mr. Tighe, the Company’s Vice President Sales and Marketing, entered into an employment offer letter, which, in addition to an annual salary and bonus, benefits and vacation time, provided for an interest-free loan by the Company in the principal amount of $350,000 in connection with Mr. Tighe’s purchase of a home, payable upon the earlier of termination of employment or sale of the home.

CERTAIN LEGAL PROCEEDINGS

On March 4, 2003, David Applegate and Peter L. Wilson were named in separate actions brought against all officers and directors by the trustee for the bankruptcy estate of Keravision, Inc. in the United States Bankruptcy Court for the Northern District of California, Case No. 01-41564 TD. The suits seek to recover payments allegedly made to officers and approved by directors of Keravision, Inc. within 90 days of its filing for bankruptcy under Chapter 7 of the federal Bankruptcy Code, and to recover for conspiracy to waste corporate assets, breach of the duty of care, breach of fiduciary duty, breach of the implied covenant of good faith and fair dealing, unjust enrichment and negligence. The suits allege that all officers and directors caused damages to Keravision, Inc. while Mr. Applegate was serving as its Vice President of Marketing and Mr. Wilson was serving as director. Mr. Applegate and Mr. Wilson believe that the suits are without merit and continue to defend the litigation vigorously.

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics, which is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Code of Business Conduct and Ethics applies to all of our directors, officers, employees and agents. A copy of the Code of Ethics is available on our website at www.arthrocare.com. We intend to post any amendments to, or waivers from, if any, our Code of Ethics on our website.

AUDIT FEES

Fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during the fiscal year ended December 31, 2002 are $257,600. For fiscal 2001, fees for the same professional services rendered by PricewaterhouseCoopers LLP were $136,600.

AUDIT-RELATED FEES

Fees for audit-related services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2002 are $236,524. Those fees include $151,600 for due diligence services, $32,924 for completion accounting services, and $52,000 for consulting services.

TAX FEES

Fees for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for the fiscal year ended December 31, 2002 are $210,000. For fiscal 2001, fees for the same professional services rendered by PricewaterhouseCoopers LLP were $243,500.

ALL OTHER FEES

The Company did not incur any fees for professional services rendered by PricewaterhouseCoopers LLP other than those disclosed above for the fiscal years 2002 and 2001.

REPORT OF THE COMPENSATION COMMITTEE

The following report is provided to stockholders by the members of the Compensation Committee of the Board of Directors. The Compensation Committee is comprised of Annette J. Campbell-White, James G. Foster, and Peter L. Wilson, none of whom is currently an officer or employee of the Company and all of whom are “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee is responsible for reviewing and approving the compensation arrangements for the Company’s senior management and any compensation plans in which the executive officers and directors are eligible to participate.

Compensation Policy and Philosophy

The Compensation Committee designs our executive compensation with the following overall objectives:

•	Attract, retain and motivate key executive talent;

•	Reward key executives based on business performance;

•	Align executive incentives with the interests of stockholders; and

•	Encourage the achievement of Company objectives.

Executive compensation comprises three components: 1) base salary; 2) annual incentive bonuses; and 3) long-term incentives in the form of stock options. The Company strives to provide a competitive total compensation package to senior management based on professionally compiled surveys of broad groups of companies of comparable size, companies in similar business and companies located in the same geography.

Base Salary.    Each year the Company obtains studies of compensation trends, practices and levels from a variety of nationally recognized independent compensation surveys in order to determine the competitiveness of the pay structure for its senior managers. Within the comparative groups of companies surveyed, the Company sets executive base salaries and total compensation near the middle of the surveys’ ranges. Each executive’s base salary is determined by an assessment of the executive’s job description, performance and current salary in relation to the salary range designated for the position in the compensation surveys. Adjustments are made when necessary to reflect changes in responsibilities or competitive industry pressures and are evaluated at least annually.

Annual Incentive Bonuses.    The Chief Executive Officer, other executive officers and all other employees are eligible to receive annual incentive bonuses based upon the achievement during the year of certain Company objectives and other agreed upon objectives. The Committee reviews the performance of, and decides upon the bonuses payable to the Chief Executive officer. The Chief Executive Officer and the Committee together review the performance of, and decide upon the bonuses payable to, the other executive officers including the Named Executive Officers.

The Chief Executive Officer and other executive officers did not receive cash incentive bonus payments for 2002 as the Company’s financial objectives were not fully met. However, they did receive retention grants of restricted stock, which will vest over five years.

Long-Term Incentives.    The Company provides its executive officers and other key employees with long-term incentive compensation through the grant of stock options. The Company believes that stock options provide the Company’s key employees with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options are intended to align executive interests with the interests of stockholders and therefore directly motivate senior management to maximize long-term stockholder value. The stock options also create an incentive to remain with the Company for the long term because the options are vested typically over a four-year period. Because stock options are generally granted at no less than the fair market value of the underlying stock on the date of grant, stock options provide value to the recipients only when the price of the Company’s common stock increases over time.

The Board of Directors has the ultimate responsibility of administering the Company’s stock option plan and has granted authority to the Compensation Committee to carry out these responsibilities. Option grants are submitted to the Compensation Committee for ratification and the date of grant is the date of the Compensation Committee meeting.

Chief Executive Compensation

Michael A. Baker’s base salary from July 2001 to June 2002 as President and Chief Executive Officer was $325,000. In July 2002, based upon the Compensation Committee’s review of Mr. Baker’s performance and the Company’s performance, Mr. Baker’s base salary was set at an annual rate of $350,000. In approving Mr. Baker’s compensation, the Compensation Committee took into account (i) Mr. Baker’s past performance as President and Chief Executive Officer, (ii) the scope of Mr. Baker’s responsibilities and (iii) the Board’s assessment of the Company’s achievement of its performance objectives.

Summary

The Committee believes that the Company’s compensation policy as practiced to date by the Committee and the Board of Directors has been successful in attracting and retaining qualified employees and in tying compensation directly to corporate performance relative to corporate goals. The Company’s compensation policy will evolve over time as the Company attempts to achieve the many short-term goals it has set while maintaining its focus on building long-term stockholder value through technological leadership and development and expansion of the market for the Company’s products.

Respectfully submitted,

James G. Foster, Chairman

Annette J. Campbell-White

Peter L. Wilson

The foregoing Report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has charged the Audit Committee with a number of responsibilities, including review of the adequacy of the Company’s financial reporting and accounting systems and controls. The Board has adopted a written Amended and Restated Audit Committee Charter, which is attached to this Proxy Statement as Appendix B. The Audit Committee has a direct line of communication with PricewaterhouseCoopers LLP, the Company’s independent public accountants. The Audit Committee is composed entirely of independent directors as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

The responsibilities of the Audit Committee are set forth in its Charter. In fulfilling its responsibilities, the Audit Committee discusses with the Company’s independent public accountants the overall scope and specific plans for their audit. The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2002 with management and with PricewaterhouseCoopers LLP. Such review included discussions concerning the quality of accounting principles as applied and significant judgments affecting the Company’s financial statements. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP matters such as the quality (and acceptability) of the Company’s accounting principles as applied in its financial reporting, as required by Statement on Auditing Standards No. 61, “Communication with Audit Committees”. The Audit Committee has received from PricewaterhouseCoopers LLP written disclosures and a letter concerning the independent accountant’s independence from the Company and has discussed with PricewaterhouseCoopers LLP its independence, as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. The Audit Committee recommends to the Board of Directors the selection of the independent public accountants.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s 2002 Annual Report on Form 10-K, for filing with the SEC.

Respectfully submitted,

Jerry Widman, Chairman

Annette. J. Campbell-White

Peter L. Wilson

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

PERFORMANCE GRAPH

The following graph shows a comparison of total stockholder return for holders of the Company’s Common Stock for the five years ended December 31, 2002 compared with the NASDAQ Stock Market, U.S. Index, the Hambrecht & Quist Healthcare Index (excluding Biotechnology) and the NASDAQ Health Services Index. This graph is presented pursuant to SEC rules. The Company believes that while total stockholder return can be an important indicator of corporate performance, the stock prices of medical device stocks like that of the Company are subject to a number of market-related factors other than Company performance, such as competitive announcements, mergers and acquisitions in the industry, the general state of the economy, and the performance of other medical device and small-cap stocks.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG ARTHROCARE CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ HEALTH SERVICES INDEX

*	$100 invested on December 31, 1997 in stock or in index—including reinvestment of dividends. The Company’s most recent fiscal year ended December 31, 2002.

	Cumulative Total Return
	12/97	12/98	12/99	12/00	12/01	12/02
Arthrocare Corporation	181.03	300.00	841.38	537.93	494.62	150.10
NASDAQ Stock Market (U.S.)	122.48	172.68	320.89	193.01	153.15	86.53
NASDAQ Health Services	102.60	86.98	69.96	96.04	103.82	87.20

The information contained in the Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote the shares represented by proxy as the Board of Directors may recommend or as the proxy holders, acting in their sole discretion, may determine.

THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, ARTHROCARE CORPORATION, 680 VAQUEROS AVENUE, SUNNYVALE, CALIFORNIA 94085.

THE BOARD OF DIRECTORS

Dated:  April 28, 2003

Appendix A

ARTHROCARE CORPORATION

2003 INCENTIVE STOCK PLAN

1.     Purposes of the Plan.     The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees and Consultants, and

•	to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.    Definitions.    As used herein, the following definitions shall apply:

(a)  “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)  “Board” means the Board of Directors of the Company.

(c)  “Code” means the Internal Revenue Code of 1986, as amended.

(d)  “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(e)  “Common Stock” means the Common Stock of the Company.

(f)  “Company” means ArthroCare Corporation, a Delaware corporation.

(g)  “Consultant” shall mean any natural person who is engaged by the Company or any Parent or Subsidiary to render bona fide consulting services and is compensated for such consulting services, and any Director whether compensated for such services or not.

(h)  “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship with the Company or any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee’s Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

(i)  “Director” means a member of the Board.

(j)  “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k)  “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)  “Fair Market Value” means, as of any date, the value of a Share of Common Stock determined as follows:

(i)  if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc.

Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)  If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(n)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o)  “Insider” means an individual subject to Section 16 of the Exchange Act.

(p)  “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q)  “Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

(r)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s)  “Option” means a stock option granted pursuant to the Plan.

(t)  “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(u)  “Option Exchange Program” means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

(v)  “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

(w)  “Optionee” means an Employee or Consultant who holds an outstanding Option or Stock Purchase right.

(x)  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)  “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; each as determined in accordance with generally accepted accounting principles or subject to such adjustments as may be specified by the Board.

(z)  “Plan” means this 2003 Incentive Stock Plan.

(aa)  “Restricted Stock” means share of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

(bb)  “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(cc)  “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(dd)  “Section 162(m) Participant” shall mean any key Employee designated by the Board as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

(ee)  “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ff)  “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

(gg)  “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares have actually been issued, whether upon exercise of an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of ownership of Shares.

4.    Administration of the Plan.

(a)    Procedure.

(i)    Multiple Administrative Bodies.    The Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

(ii)    Section 162(m).    To the extent that the Board determines it to be desirable to qualify Options or Stock Purchase Rights granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)    Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy applicable laws.

(b)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)    to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

(ii)    to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

(iii)    to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

(iv)    to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

(v)    to approve forms of agreement for use under the Plan;

(vi)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(viii)    to prescribe, amend and rescind rules and regulations relating to the plan;

(ix)    to modify and amend each Option or Stock Purchase Right (subject to Sections 15(c) and Section 20 of the Plan);

(x)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

(xi)    to institute an Option Exchange Program (subject to Section 20 of the Plan);

(xii)    to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

(xiii)    to make all other determinations deemed necessary or advisable for administering the Plan.

(c)    Effect of Administrator’s Decision.    The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

(d)    Provisions Applicable to Section 162(m) Participants.

(i)    The Board, in its discretion, may determine whether an Option or Stock Purchase Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(ii)    Notwithstanding anything in the Plan to the contrary, the Board may grant any Option or Stock Purchase Right to a Section 162(m) Participant, including a Stock Purchase Right the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(iii)    To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Stock Purchase Right granted under the Plan to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Board shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Stock Purchase Rights which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Stock Purchase Rights to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Board shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service.

In determining the amount earned by a Section 162(m) Participant, the Board shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Board may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

(iv)    Furthermore, notwithstanding any other provision of the Plan, any Option or Stock Purchase Right which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

5.    Eligibility.    Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

6.    Limitations.

(a)    Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

(i)    of Shares subject to an Optionee’s incentive stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b)    Neither the Plan or any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

(c)    No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

(d)    The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

(e)    If an Option is canceled in the same fiscal year of the Company it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limit set forth in Section 6(c).

7.    Term of Plan.    Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) year unless terminated earlier under Section 15 of the Plan.

8.    Term of Option.    The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

9.    Option Exercise Price and Consideration.

(a)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)    In the case of an Incentive Stock Option

(A)    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)    granted to any Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)    In the case of Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

(b)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

(c)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)    cash;

(ii)    check;

(iii)    delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

(iv)    a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(v)    any combination of the foregoing methods of payment; of

(vi)    such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.

10.    Exercise of Option.

(a)    Procedure for Exercise: Rights as a Shareholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)    Termination of Employment or Consulting Relationship.    Upon termination of an Optionee’s Continuous Status as an Employee or Consultant, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 90 days following the Optionee’s termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)    Disability of Optionee.    In the event that an Optionee’s Continuous Status as an Employee or Consultant terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)    Death of Optionee.    In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)    Rule 16b-3.    Options granted to Insiders must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

11.    Stock Purchase Rights.

(a)    Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)    Repurchase Option.    Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c)    Rule 16b-3.    Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

(d)    Other Provisions.    The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

(e)    Rights as a Shareholder.    Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

12.    Non-Transferability of Options and Stock Purchase Rights.    An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

13. Adjustments	Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

(a)    Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

(c)    Merger or Asset Sale.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Stock Purchase Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

14.    Date of Grant.    The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15.    Amendment and Termination of the Plan.

(a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

(b)    Shareholder Approval.    The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with applicable laws (including the Code, Section 16b-3 or other applicable law, including the rules of the Nasdaq Stock Market or any stock exchange upon which the Common Stock is listed). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, Rule or regulation.

(c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

16.    Conditions Upon Issuance of Shares.

(a)    Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations.    As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17.    Liability of Company.

(a)    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b)    Grants Exceeding Allotted Shares.    If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

18.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.    Shareholder Approval.    Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of the Nasdaq Stock Market or any stock exchange upon which the Common Stock is listed.

20.    Repricing Prohibited.    Notwithstanding any provision in this Plan to the contrary, no Option or Stock Purchase Right may be amended to reduce the price per Share of the Shares subject to such Option or Stock Purchase Right below the exercise or purchase price, as applicable, as of the date the Option or Stock Purchase Right is granted. In addition, no Option Exchange Program may be entered into with respect to any Options granted hereunder except in connection with the assumption or substitution of an Option in connection with a corporate transaction pursuant to Section 13.

21.    Participants in Foreign Countries.    The Board shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or any Parent or Subsidiary may operate to assure the viability of Options or Stock Purchase Rights granted under the Plan in such countries and to meet the objectives of the Plan.

ARTHROCARE CORPORATION

2003 INCENTIVE STOCK PLAN

APPENDIX

FOR COSTA RICA

1.    Application.    This Appendix shall apply in relation to Options and Stock Purchase Rights granted to Optionees residing and providing services in Costa Rica.

2.    Definitions.    Definitions as set out in Section 2 of the Plan are applicable to this Appendix.

3.    Taxes/Withholding.    Each Optionee shall be liable for any employer’s Costa Rican taxes or contributions to any government agency, excluding social security obligations, in respect of the grant, exercise, release or assignment of any Option or Stock Purchase Right or the acquisition, sale or other disposition of any Shares issued upon exercise of an Option or Stock Purchase Right and the Company may require, as a condition of exercise, that any liability it or any Parent or Subsidiary has to account for Costa Rican income or salary taxes or contributions to any governmental agency, excluding social security obligations, or any other federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an award granted pursuant to this Plan be satisfied by any of the following means (in addition to the Company’s or any Parent’s or Subsidiary’s right to withhold from any compensation paid or payable to the Optionee an amount sufficient to satisfy such taxes and any withholding obligations;) or by a combination of such means: (i) the Optionee’s tender of a cash payment in an amount sufficient to satisfy such taxes and any withholding obligations; (ii) the Optionee’s authorization of the Company or any Parent or Subsidiary to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Optionee as a result of the exercise or acquisition of Common Stock under the award having a Fair Market Value equal to an amount sufficient to satisfy such taxes and any withholding obligations; provided, however, that no shares of Common Stock will be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) the Optionee’s delivery of owned and unencumbered shares of Common Stock having a Fair Market Value equal to an amount sufficient to satisfy such taxes and any withholding obligations.

4.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of Costa Rican law may be applied.

ARTHROCARE CORPORATION

2003 INCENTIVE STOCK PLAN

APPENDIX

FOR GERMANY

1.    Definitions.    Definitions as set out in Section 2 of the Plan are applicable to this Appendix.

2.    Eligible Employees.    The Administrator’s discretion with respect to Sections 4 (b) and 10 (c) of the Plan will be exercised in a way complying with German law, in particular with the labour law principle of equal treatment (arbeitsrechtlicher Gleichbehandlungsgrundsatz) and with the prohibition of discrimination (Diskriminierungsverbot).

3.    Ex-gratia benefit.    The grant of an Option or a Stock Purchase Right is an ex-gratia benefit (freiwillige Leistung). It is granted without any obligation; and even repeated granting will not create such obligation.

4.    Adjustments upon Changes in Capitalization, Merger or Asset Sale.    The Administrator’s discretion with respect to any adjustments pursuant to Section 13 will be exercised taking into fair consideration the circumstances why such adjustment is deemed appropriate.

5.    Taxes/Withholding.    Capital gains realized upon exercise of an Option or a Stock Purchase Right is deemed to be a benefit in kind subject to income tax. Such gain is subject to the progressive income tax rate (19.9% to 48.5%) plus a solidarity surcharge of 5.5% thereon. The capital gain realized upon exercise of an option is determined by the difference between the fair market value of the shares at the time the options are exercised and the purchase price. The fair market value is defined on the basis of the prices quoted on the respective stock exchange or, if the shares are not listed, according to the so-called “Stuttgart appraisal formula” for unlisted shares of corporations.

The Company shall deduct wage tax from the gross salary of the Optionee. Additionally, the usual social security contributions, up to the relevant maximum amount, have to be paid on the difference between the exercise price and the market value at the time the Option or Stock Purchase Right is exercised. If the regular salary of the Optionee is not sufficient for the Company to deduct wage tax and pay such tax to the competent tax office, the Company shall request the Optionee to pay the tax to the tax office directly. The Company shall inform the tax office of such request.

Capital gains from the sale of Shares are only subject to taxation, (i) if the sale takes place within one year from the purchase or (ii) if the Optionee (or the predecessor in the case of a transfer of Shares without consideration), at any time during the five years preceding the sale, directly or indirectly held or holds a participation of 1% or more. Capital gains deriving from a disposal of Shares are tax exempt for Optionees if the total gains from private disposal transactions (private Veräußerungsgeschäfte) in the respective calendar year amounts to less than € 512 p.a. and per person. To the extent that capital gains upon sale of Shares are subject to German income tax, 50% of such capital gains are subject to the progressive income tax rate plus a solidarity surcharge of 5.5% thereon.

In principle, 50% of the gross dividends received by Optionees will be subject to income tax at the progressive tax rate plus solidarity surcharge. Investment income received by the Optionee, including dividends and interest, after deduction of half the income-related expenses in economic connection with the dividends or the standard amount for income-related expenses of € 51 (€ 102 for married couples filing jointly), are tax-free up to the maximum amount of tax-free savings allowances of € 1,550 (or € 3,100 for married couples filing jointly).

6.    Insider Dealings.    Germany has adopted the EC-Directive on Insider Dealings. Insiders are, among others, persons who by virtue of their position as members of managing or supervisory boards of the issuing company or its subsidiaries or by their profession or work, have knowledge of not publicly known facts which may influence the market value of the securities issued. Insiders are subject to certain restrictions in selling or purchasing such securities or otherwise making use of their insider knowledge. Anyone in breach of those provisions will be liable to imprisonment or fine.

7.    Administrator’s Decisions.    The decisions of the Administrator in connection with any interpretation of the Plan or in any dispute relating to an Option or a Stock Purchase Right or other matters relating to the Plan shall be final and conclusive and binding on the relevant parties. It may only be revised by competent courts.

8.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of German law may be applied.

ARTHROCARE CORPORATION

2003 INCENTIVE STOCK PLAN

APPENDIX

FOR SWEDEN

1.    Application.    This Appendix shall apply in relation to Options and Stock Purchase Rights granted to Optionees residing and providing services in Sweden.

2.    Definitions.    Definitions as set out in Section 2 of the Plan are applicable to this Appendix.

3.    Taxes/Withholding.    Optionee shall be liable for any social charges payable by the Optionee’s employer in respect of the exercise of the Option and, as a condition of exercise of the Option, any liability that the Company or any Parent or Subsidiary has to account for Swedish social charges or any other federal, state or local tax withholding obligation relating to the exercise or acquisition of Shares pursuant to the Option shall be satisfied by Optionee through one or a combination of the following means, in the discretion of the Administrator:

(i)    the withholding by the Company or any Parent or Subsidiary from any compensation paid or payable to the Optionee an amount sufficient to satisfy such social charges and any withholding obligations;

(ii)    the Optionee’s tender of a cash payment in an amount sufficient to satisfy such social charges and any withholding obligations;

(iii)    the Optionee’s authorization of the Company or any Parent or Subsidiary to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Optionee as a result of the exercise or acquisition of Common Stock under the award having a Fair Market Value equal to an amount sufficient to satisfy such social charges and any withholding obligations; provided, however, that no shares of Common Stock will be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or

(iv)    the Optionee’s delivery of owned and unencumbered shares of Common Stock having a Fair Market Value equal to an amount sufficient to satisfy such social charges and any withholding obligations.

Each Optionee shall sign a set-off consent regarding the foregoing withholding provisions.

4.    Privacy.    The processing of an Optionee’s personal data shall be handled in such a manner as to comply with the Swedish Data Act.

5.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of Swedish law may be applied.

ARTHROCARE CORPORATION

2003 INCENTIVE STOCK PLAN

APPENDIX

FOR UNITED KINGDOM

1.    Application.    This Appendix shall apply in relation to Options and Stock Purchase Rights granted to Optionees residing and providing services in the United Kingdom.

2.    Definitions.    Definitions as set out in Section 2 of the Plan are applicable to this Appendix.

3.    Taxes/Withholding.    Each Optionee shall be liable for any employer’s United Kingdom National Insurance Contribution in respect of the grant, exercise, release or assignment of any Option or Stock Purchase Right or the acquisition, sale or other disposition of any Shares issued upon exercise of an Option or Stock Purchase Right and the Company may require, as a condition of exercise, that any liability it or any Parent or Subsidiary has to account for United Kingdom income tax under the Pay As You Earn system and employer or employee National Insurance Contributions or any other federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an award granted pursuant to this Plan be satisfied by any of the following means (in addition to the Company’s or any Parent’s or Subsidiary’s right to withhold from any compensation paid or payable to the Optionee an amount sufficient to satisfy such withholding obligations;) or by a combination of such means: (i) the Optionee’s tender of a cash payment in an amount sufficient to satisfy such withholding obligations; (ii) the Optionee’s authorization of the Company or any Parent or Subsidiary to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Optionee as a result of the exercise or acquisition of Common Stock under the award having a Fair Market Value equal to an amount sufficient to satisfy such withholding obligations; provided, however, that no shares of Common Stock will be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) the Optionee’s delivery of owned and unencumbered shares of Common Stock having a Fair Market Value equal to an amount sufficient to satisfy such withholding obligations.

4.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of United Kingdom law may be applied.

Appendix B

ARTHROCARE CORPORATION

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

This Amended and Restated Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Arthrocare Corporation (the “Company”) on February 27, 2003.

I.    Purpose

The purpose of the Audit Committee (the “Committee”) is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; and (iv) the performance of the Company’s internal audit function and independent auditor. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, other members of the Committee, other members of the Board, the external auditor and the financial management of the Company.

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the “internal auditor”) and the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.    Membership

The Committee shall consist of at least three members of the Board. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. At least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the SEC. In addition, each Committee member shall satisfy the “independence” requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

III.    Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

Minutes of each meeting will be maintained by legal counsel and provided to the Audit Committee and the Board in a timely manner.

IV.    Powers and Responsibilities

Interaction with the Independent Auditor

1.    Appointment and Oversight.    The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

2.    Pre-Approval of Services.    Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

3.    Independence of Independent Auditor.    The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i)    The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii)    The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(iii)    The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iv)    The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

(v)    The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

4.    Meetings with Management, the Independent Auditor and the Internal Auditor.

(i)    The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii)    The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii)    The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

5.    Separate Meetings with the Independent Auditor.

(i)    The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

(ii)    The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

(iii)    The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

6.    Recommendation to Include Financial Statements in Annual Report.    The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

7.    Meetings with Management, the Independent Auditor and the Internal Auditor.    The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Internal Audit

8.    Appointment.    The Committee shall review the appointment and replacement of the internal auditor.

9.    Separate Meetings with the Internal Auditor.    The Committee shall meet periodically with the Company’s internal auditor to discuss the responsibilities, budget and staffing of the Company’s internal audit function and any issues that the internal auditor believes warrant audit committee attention. The Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management.

Other Powers and Responsibilities

10.    The Committee shall discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

11.    The Committee shall review all related-party transactions on an ongoing basis and all such transactions must be approved by the Committee.

12.    The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

13.    The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

14.    The Committee shall request assurances from management, the independent auditor and the Company’s internal auditors that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

15.    The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

16.    The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.

17.    The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

18.    The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

19.    The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

20.    The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

21.    The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

22.    The Committee shall endorse and encourage education and dialog relative to emerging issues and facilitate knowledge of Audit Committee members and the Board on such pertinent issues.

PROXY

ARTHROCARE CORPORATION

PROXY SOLICITED BY BOARD OF DIRECTORS

FOR ANNUAL MEETING OF STOCKHOLDERS

MAY 28, 2003

The undersigned, revoking all prior proxies, hereby appoints Michael A. Baker and Fernando V. Sanchez, and either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock of ArthroCare Corporation (the “Company”) of record in the name of the undersigned at the close of business on April 21, 2003, at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 28, 2003, or at any adjournment thereof, upon the following matters:

1.    Election of the following directors: Michael A. Baker, David F. Fitzgerald, James G. Foster, Tord B. Lendau, Jerry Widman, Peter L. Wilson.

☐	FOR ALL NOMINEES	☐	WITHHOLD FOR ALL NOMINEES

FOR ALL NOMINEES EXCEPT THE FOLLOWING:

(Mark no box and write the name(s) of the nominee(s) withheld in the space provided below.)

2.    Adoption of the Company’s 2003 Incentive Stock Plan and the reservation of 500,000 shares of Common Stock for issuance thereunder.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.    Amendment to the Company’s 1995 Director Option Plan to increase the number of shares of Common Stock reserve for issuance thereunder by 100,000 shares.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.    Ratification of appointment of PricewaterhouseCoopers LLP as Independent accountants for the 2003 fiscal year.

☐	FOR	☐	AGAINST	☐	ABSTAIN

In their discretion, the Proxies are authorized to vote upon such matters as may properly come before the Annual Meeting, or any adjournment thereof.

(continued on reverse side)

1

Please mark, date, sign and mail this proxy promptly in the enclosed envelope.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

Dated:                                         , 2003.

Signature(s)

2